[MFS INVESTMENT MANAGEMENT LOGO]

MFS(R) Government Markets Income Trust

Annual Report
for Year Ended
November 30, 1996

Dear Shareholders:

While the United States enjoyed an environment of strong employment and growth during the past 12 months, many of our major trading partners experienced generally weak economic conditions. These conditions, coupled with favorable fiscal and political developments, particularly in Europe, led to declining interest rates and created opportunities for attractive total returns in many of the international fixed-income markets in which the Trust has the flexibility to invest. Whereas U.S. interest rates rose during the past year, interest rates in many foreign economies declined sharply. For example, two-year U.S. Treasury yields, which were at 5.37% on December 1, 1995, increased to 5.59% by November 30, 1996, while yields on 10-year Treasuries rose from 5.75% to 6.05%. Yields on 10-year government bonds in Italy, by way of comparison, declined from 11.43% to 7.56% over the same period. The ability to allocate up to 35% of its assets in international fixed-income markets greatly benefited the Trust, diversifying the risk in U.S. Treasury securities and adding to its strong total return.

The Trust's stock market price, which stood at $6.50 on November 30, 1995, increased to $6.75 on November 30, 1996, while its net asset value (NAV) decreased from $7.62 to $7.56, representing a total return of 12.61% based on market price and 7.58% based on NAV.

We believe the difference in the Trust's strong market price total return relative to its NAV return resulted in part from the Trust's innovative share repurchase program. This program, which was implemented in April 1996, authorizes the Trust to repurchase annually up to 10% of its outstanding shares. The Trust pays to its shareholders with its regular monthly distribution the difference between its NAV and its market price, which it then recaptures when it repurchases its shares. The extra distribution paid to shareholders has added approximately 75 basis points (0.75%) to the Trust's distribution rate at both NAV and market price. We believe this higher distribution rate has helped attract new investors to the Trust, which in turn has helped increase its market price.

For much of the year, the portion of the portfolio allocated to international securities has been maintained close to the maximum allocation of 30%. In the portion of the portfolio allocated to the U.S. market, our strategy has been to shift the emphasis away from Treasuries in favor of agency and mortgage-backed securities, as we have been able to add attractive incremental yield to the portfolio in these sectors.

U.S. Government Sector

Within the U.S. portion of the portfolio, the allocation to government-agency and mortgage-backed pass-through securities was increased to 42%. Over the past year, mortgage-backed securities have returned 7.15%, approximately 1.90% greater than Treasury and government-sponsored securities with similar maturities (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). We believe there are several factors which have helped this sector's performance. First, issues held in the portfolio yield approximately 1.0% to 1.4% greater than their Treasury counterparts. Given that yield spreads have remained somewhat constant over the past year, the yield advantage has flowed through to portfolio returns. Second, the mortgage universe is less price-sensitive than the Treasury universe, which helped the sector maintain value during the bond market sell-off that occurred in the early part of the year. Finally, mortgage refinancings have remained quite low despite the strong housing market. Low refinancings give investors confidence that expected yields will be realized for their portfolios.

Moving forward, we remain optimistic about the mortgage sector. Yield spreads versus U.S. Treasuries are attractive relative to other sectors, foreign buyers have emerged, and U.S. agencies continue to be aggressive and opportunistic buyers. One factor to monitor closely is a new and vigorous refinancing wave, a possibility that exists in an environment in which 10-year U.S. Treasury yields could decline below 6.0%.

Our ability to invest in both Treasury and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Trust will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities.

International Sector

Foreign bond markets turned in a very strong performance over the past year, with each of the 15 developed foreign markets tracked by the J.P. Morgan indices outperforming the U.S. market by a substantial margin in local currency terms. The high-yielding European markets, including Italy (up 26.47%), Spain (up 23.41%), and Sweden (up 18.58%), led the pack, with Canada close behind. Most yield curves steepened over the year, reflecting official rate cuts induced by slow growth and benign inflation. The U.S. dollar appreciated sharply against the German mark and the Japanese yen but lost ground against the Australian, Canadian, and New Zealand dollars, as well as against the Italian lira.

The Trust's ability to invest up to 35% of its assets in foreign markets allowed it to reap substantial benefits from their strength, with emphasis on four of the five best-performing markets -- Italy, Spain, Australia, and Canada. The Trust also benefited from our decision to limit exposure to foreign currencies with the exception of the Canadian, Australian, and New Zealand dollars.

We anticipate that European markets will continue to offer the best opportunities for capital appreciation going forward. However, this view is becoming more balanced as European growth has accelerated and U.S. growth appears to be slowing somewhat. Efforts to meet the fiscal austerity criteria of the proposed European Monetary Union (EMU) imply that continental central banks seem likely to retain a bias toward accommodative monetary policy. In this environment, we believe the higher-yielding markets should continue to outperform as long as the prospect of membership in the EMU remains alive. The dollar should also remain well supported versus European currencies. Canada and Australia continue to be attractive by virtue of their high real (inflation-adjusted) yields and improving fundamentals. Firmer growth in the Japanese economy makes Japanese bonds unattractive at present yield levels.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
-----------------------
A. Keith Brodkin
Chairman and President

/s/ Stephen C. Bryant
-----------------------

/s/ Steven E. Nothern
-----------------------
Stephen C. Bryant and Steven E. Nothern
Portfolio Managers

December 12, 1996

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended November 30, 1996)

Net Asset Value Per Share
November 30, 1995                 $7.62
November 30, 1996                 $7.56

New York Stock Exchange Price
November 30, 1995                 $6.500
April 9, 1996 (low)*              $6.125
November 25, 1996 (high)*         $6.875
November 30, 1996                 $6.750

*For the period December 1, 1995 through November 30, 1996.

Number of Shareholders

As of November 30, 1996, our records indicate that there are 12,956 registered shareholders and approximately 42,000 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Government Markets Income Trust, which was held on October 23, 1996, the following actions were taken:

Item 1. The election of Lawrence H. Cohn, M.D., Walter E. Robb, III, and J. Dale Sherratt as Trustees of the Trust.

                                   Number of Shares
         Nominee               For        Withhold Authority
Lawrence H. Cohn, M.D.    66,882,173.920     1,306,939.296
Walter E. Robb, III       66,960,300.927     1,228,812.289
J. Dale Sherratt          66,858,029.308     1,331,083.908

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, Arnold D. Scott, Jeffrey L. Shames, Marshall N. Cohan, The Honorable Sir J. David Gibbons, KBE, Abby M. O'Neill, and Ward Smith.

Item 2. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1996.

            Number of Shares
For          66,933,993.964
Against         459,654.114
Abstain         795,465.138

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MGF.

Investment Objective and Policy

The investment objective of MFS(R) Government Markets Income Trust is to provide a high level of current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Dividend Disbursing Agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- November 30, 1996
Bonds -- 94.0%

                                  Principal Amount
Issuer                             (000 Omitted)        Value
U.S. Bonds -- 69.1%
U.S. Federal Agencies -- 26.6%
FHA (Kimberly Woods Project
  Loan), 8.25s, 2027+                 $  6,265     $  6,916,512
FHA (USGI 986 Spring Hill),
  10.375s, 2030+                         2,461        2,716,074
Federal Home Loan Mortgage
  Corp., 6.5s, 2025 - 2026              12,722       12,363,899
Federal National Mortgage Assn.,
  7s, 2023 - 2026                       43,965       38,638,775
Federal National Mortgage Assn.,
  7.5s, 2010 - 2011                     21,226       21,670,660
Federal National Mortgage Assn.,
  7.8s, 2002                            15,000       15,152,400
Federal National Mortgage Assn.,
  7.85s, 2004                           30,000       31,120,200
Financing Corp., 10.7s, 2017             8,500       12,201,495
Financing Corp., 9.8s, 2018              5,000        6,697,650
                                                   ------------
                                                   $147,477,665
                                                   ------------
Government National Mortgage Association -- 17.4%
GNMA, 7s, 2022 - 2025                 $ 42,674     $ 42,420,985
GNMA, 7.5s, 2002 - 2026                 37,796       38,469,617
GNMA, 8.5s, 2026                        14,775       15,430,266
                                                   ------------
                                                   $ 96,320,868
                                                   ------------
Small Business Administration -- 0.8%
SBA, 8.875s, 2011                     $  4,039     $  4,462,390
                                                   ------------
U.S. Treasury Obligations -- 24.3%
U.S. Treasury Bonds, 6.75s, 2026      $ 15,000     $ 15,646,800
U.S. Treasury Bonds, 8.125s,
  2019                                  20,250       24,154,402
U.S. Treasury Bonds, 10.375s,
  2012                                  27,000       35,661,060
U.S. Treasury Bonds, 12.375s,
  2004                                  15,500       21,375,430
U.S. Treasury Notes, 6.25s, 2001        24,900       25,324,047
U.S. Treasury Notes, 6.5s, 2006          3,100        3,201,711
U.S. Treasury Notes, 8.5s, 2000          3,000        3,240,000
U.S. Treasury Notes, 9.125s,
  1999                                   6,000        6,470,640
                                                   ------------
                                                   $135,074,090
                                                   ------------
  Total U.S. Bonds                                 $383,335,013
                                                   ------------
Foreign -- U.S. Dollar Denominated -- 0.9%
Mexico -- 0.9%
United Mexican States, 7.563s,
  2001##                               $  5,000    $  5,008,500
United Mexican States                         1         --
                                                   ------------
                                                   $  5,008,500
                                                   ------------
  Total Foreign --
    U.S. Dollar Denominated                        $  5,008,500
                                                   ------------
Foreign Bonds -- 24.0%
Australia -- 6.5%
Commonwealth of Australia,
  8.75s, 2001                     AUD    6,550     $  5,705,319
Commonwealth of Australia,
  9.75s, 2002                            1,000          914,247
Commonwealth of Australia, 10s,
  2002                                   9,900        9,216,487
Commonwealth of Australia, 9.5s,
  2003                                  22,050       20,293,953
                                                   ------------
                                                   $ 36,130,006
                                                   ------------
Canada -- 3.3%
Government of Canada, 7.5s, 2003  CAD    3,875     $  3,179,723
Government of Canada, 9s, 2004           8,050        7,182,536
Government of Canada, 8.75s,
  2005                                   8,100        7,174,320
Government of Canada, 7s, 2006           1,000          795,968
                                                   ------------
                                                   $ 18,332,547
                                                   ------------
Denmark -- 6.4%
Kingdom of Denmark, 6s, 1999      DKK   32,159     $  5,652,565
Kingdom of Denmark, 9s, 2000            35,860        6,917,562
Kingdom of Denmark, 8s, 2001           105,737       19,858,458
Kingdom of Denmark, 7s, 2007            15,620        2,697,769
                                                   ------------
                                                   $ 35,126,354
                                                   ------------
Ireland -- 1.7%
Republic of Ireland, 8s, 2000     IEP    5,300     $  9,571,626
                                                   ------------
Spain -- 1.8%
Government of Spain, 10.1s, 2001  ESP  550,000     $  4,839,627
Government of Spain, 10.9s, 2003       549,620        5,178,101
                                                   ------------
                                                   $ 10,017,728
                                                   ------------

Foreign Bonds -- continued
Sweden -- 0.5%
Kingdom of Sweden, 10.25s, 2000   SEK     15,800     $  2,682,025
                                                   ------------
United Kingdom -- 3.8%
United Kingdom Treasury, 9s,
  2000                            GBP      2,100     $  3,743,000
United Kingdom Treasury, 7s,
  2001                                     8,000       13,427,021
United Kingdom Treasury, 9.75s,
  2002                                     2,100        3,952,618
                                                     ------------
                                                     $ 21,122,639
                                                     ------------
  Total Foreign Bonds                                $132,982,925
                                                     ------------
  Total Bonds
    (Identified Cost, $510,109,912)                  $521,326,438
                                                     ------------
Short-Term Obligations -- 3.2%
Eurolira Deposit, due
  04/21/97                        ITL 13,300,000     $  8,814,421
Eurolira Deposit, due
  05/12/97                            13,320,000        8,801,309
                                                     ------------
  Total Short-Term Obligations
    (Identified Cost, $17,381,817)                   $ 17,615,730
                                                     ------------
Repurchase Agreement -- 1.8%
Investments in repurchase
  agreements with Goldman
  Sachs, in a joint trading
  account ($143,939,000 par),
  dated 11/29/96, due 12/02/96,
  total to be received by the
  Trust, $9,994,712
  collateralized by various U.S.
  Treasury Obligations (with
  $141,990,000 par and
  valued at $146,817,903),
  at Cost                            $     9,990    $  9,990,000
                                                    ------------
  Total Investments
    (Identified Cost, $537,481,729)                 $548,932,168
Other Assets,
  Less Liabilities -- 1.0%                             5,563,850
                                                    ------------
Net Assets -- 100.0%                                $554,496,018
                                                    ============

 + Restricted security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    =   Australian Dollars
CAD    =   Canadian Dollars
CHF    =   Swiss Francs
DEM    =   Deutsche Marks
DKK    =   Danish Kroner
ESP    =   Spanish Pesetas
GBP    =   British Pounds
IEP    =   Irish Punts
ITL    =   Italian Lire
JPY    =   Japanese Yen
NZD    =   New Zealand Dollars
SEK    =   Swedish Kronor
THB    =   Thai Bahts

                        See notes to financial statements

Statement of Assets and Liabilities -- November 30, 1996

Assets:
 Investments, at value (identified cost, $537,481,729)                                                          $ 548,932,168
 Cash                                                                                                               1,062,949
 Receivable for interest rate swaps                                                                                   586,312
 Net receivable for forward foreign currency exchange contracts sold                                                  638,359
 Interest receivable                                                                                                7,886,367
 Other assets                                                                                                           6,606
                                                                                                                ----------------
   Total assets                                                                                                 $ 559,112,761
                                                                                                                ----------------
Liabilities:
 Payable to dividend disbursing agent                                                                           $     283,925
 Payable for Treasury shares reacquired                                                                             1,381,000
 Net payable for forward foreign currency exchange contracts purchased                                                225,565
 Net payable for closed forward foreign currency exchange contracts                                                 2,112,604
 Payable to affiliates --
  Management fee                                                                                                       32,784
  Transfer and dividend disbursing agent fee                                                                           19,000
 Accrued expenses and other liabilities                                                                               561,865
                                                                                                                ----------------
   Total liabilities                                                                                            $   4,616,743
                                                                                                                ----------------
Net assets                                                                                                      $ 554,496,018
                                                                                                                ================
Net assets consist of:
 Paid-in capital                                                                                                $ 576,060,467
 Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies            10,363,837
 Accumulated net realized loss on investments and foreign currency transactions                                   (28,892,369)
 Accumulated distributions in excess of net investment income                                                      (3,035,917)
                                                                                                                ----------------
   Total                                                                                                        $ 554,496,018
                                                                                                                ================
Shares of beneficial interest outstanding                                                                          73,384,455
                                                                                                                ================
Net asset value per share (net assets / shares of beneficial interest outstanding)                              $        7.56
                                                                                                                ================

                        See notes to financial statements

Statement of Operations -- Year Ended November 30, 1996

Net investment income:
 Interest income                                                                   $43,850,218
                                                                                  ------------

 Expenses --
  Management fee                                                                   $ 4,188,509
  Trustees' compensation                                                               159,772
  Investor communication expense                                                       457,042
  Custodian fee                                                                        348,731
  Transfer and dividend disbursing agent fee                                           226,663
  Auditing fees                                                                         73,107
  Postage                                                                               65,438
  Printing                                                                              52,802
  Legal fees                                                                            18,758
  Miscellaneous                                                                        153,543
                                                                                  ------------
   Total expenses                                                                  $ 5,744,365
  Fees paid indirectly                                                                 (27,143)
                                                                                  ------------
   Net expenses                                                                    $ 5,717,222
                                                                                  ------------
    Net investment income                                                          $38,132,996
                                                                                  ------------

Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions                                                          $ 2,332,707
  Written option transactions                                                          161,551
  Foreign currency transactions                                                       (347,217)
  Futures contracts                                                                 (1,478,466)
  Interest rate swaps                                                                  641,656
                                                                                  ------------
    Net realized gain on investments                                               $ 1,310,231
                                                                                  ------------

 Change in unrealized appreciation (depreciation) --
  Investments                                                                      $(3,605,511)
  Written options                                                                      (76,609)
  Translation of assets and liabilities in foreign currencies                       (5,110,175)
  Interest rate swaps                                                                  586,312
                                                                                  ------------
    Net unrealized loss on investments                                             $(8,205,983)
                                                                                  ------------
     Net realized and unrealized loss on investments and foreign currency          $(6,895,752)
                                                                                  ------------
      Increase in net assets from operations                                       $31,237,244
                                                                                  ============

                        See notes to financial statements

Statement of Changes in Net Assets

                                                                                                   Year Ended November 30,
                                                                                               -------------------------------
                                                                                                     1996            1995
                                                                                               ---------------  ---------------
Increase (decrease) in net assets:
From operations --
 Net investment income                                                                         $ 38,132,996     $ 41,386,070
 Net realized gain on investments and foreign currency transactions                               1,310,231        7,785,537
 Net unrealized gain (loss) on investments and foreign currency translation                      (8,205,983)      45,334,620
                                                                                               ---------------  ---------------
  Increase in net assets from operations                                                       $ 31,237,244     $ 94,506,227
                                                                                               ---------------  ---------------
Distributions declared to shareholders --
 From net investment income                                                                    $(38,132,996)   $(40,982,400)
 In excess of net investment income                                                              (3,801,845)        --
                                                                                               ---------------  ---------------
   Total distributions declared to shareholders                                                $(41,934,841)    $(40,982,400)
                                                                                               ---------------  ---------------
Trust share (principal) transactions --
  Cost of Treasury shares acquired                                                             $(40,941,119)    $(65,178,037)
                                                                                               ---------------  ---------------
   Total decrease in net assets                                                                $(51,638,716)    $(11,654,210)
Net assets:
 At beginning of period                                                                         606,134,734      617,788,944
                                                                                               ---------------  ---------------
 At end of period (including accumulated distributions in excess of net investment income of
  $3,035,917 and $1,916,012, respectively)                                                     $554,496,018    $ 606,134,734
                                                                                               ===============  ===============

                        See notes to financial statements

Financial Highlights

                                                                           Year Ended November 30,
                                                    ---------------------------------------------------------------------
Per share data (for a
share outstanding
throughout each period):                               1996        1995        1994        1993        1992       1991
                                                    ----------- ----------- ---------------------- ----------- ----------
Net asset value -- beginning of period               $   7.62    $   6.90    $   7.83    $   7.59    $   8.08     $   8.41
                                                    ----------- ----------- ---------------------- ----------- ----------
Income from investment operations# --
 Net investment income                               $   0.49    $   0.49    $   0.48    $   0.52    $   0.61     $   0.69
 Net realized and unrealized gain (loss)
   on investments and foreign currency transactions     (0.07)       0.64       (0.88)       0.38       (0.23)        0.16
                                                    ----------- ----------- ---------------------- ----------- ----------
   Total from investment operations                  $   0.42    $   1.13    $  (0.40)   $   0.90    $   0.38     $   0.85
                                                    ----------- ----------- ---------------------- ----------- ----------
Less distributions declared to shareholders --
 From net investment income                          $  (0.49)   $  (0.49)   $  (0.14)   $  (0.44)   $  (0.57)    $  (0.64)
 In excess of net investment income                     (0.05)      --          (0.02)      --          --          --
 From net realized gain on investments and
  foreign currency transactions                         --          --          (0.05)      (0.22)      --          --
 From paid-in capital                                   --          --          --          --          (0.30)       (0.54)
 Tax return of capital                                  --          --          (0.32)      --          --           --
                                                    ----------- ----------- ---------------------- ----------- ----------
  Total distributions declared to shareholders       $  (0.54)   $  (0.49)   $  (0.53)   $  (0.66)   $  (0.87)    $  (1.18)
                                                    ----------- ----------- ---------------------- ----------- ----------
Net increase from repurchase of capital shares                               $   --      $   --      $   --       $  --
                                                     $   0.06    $   0.08
                                                    ----------- ----------- ---------------------- ----------- ----------
Net asset value -- end of period                     $   7.56    $   7.62    $   6.90    $   7.83    $   7.59     $   8.08
                                                    =========== =========== ====================== =========== ==========
Per share market value -- end of period              $  6.750    $  6.500    $  6.313    $  7.125    $  7.250     $  8.000
Total return                                            12.61%      10.96%      (3.90)%      7.32%       1.11%       13.73%
Ratios (to average net assets)/ Supplemental data:
 Expenses##                                              1.00%       0.99%       0.97%       0.93%       1.03%        1.04%
 Net investment income                                   6.63%       6.84%       6.51%       6.61%       7.80%        8.38%
Portfolio turnover                                        249%        318%        295%        453%        245%         805%
Net assets at end of period (000 omitted)            $554,496    $606,135    $617,789    $744,448    $743,103     $785,992

 # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

                        See notes to financial statements

Financial Highlights

                                                              Year Ended November 30,
                                                    ---------------------------------------------
Per share data (for a
share outstanding
throughout each period):                              1990        1989        1988       1987*
                                                   ----------- ----------- ---------------------
Net asset value -- beginning of period              $   8.92    $   9.18    $   9.33    $   9.40
                                                   ----------- ----------- ---------------------
Income from investment operations --
 Net investment incomeS.                            $   0.78    $   0.82    $   0.94    $   0.45
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                        (0.11)       0.09        0.12       (0.03)
                                                   ----------- ----------- ---------------------
  Total from investment operations                  $   0.67    $   0.91    $   1.06    $   0.42
                                                   ----------- ----------- ---------------------
Less distributions declared to shareholders --
 From net investment income                         $  (0.68)   $  (0.90)   $  (0.88)   $  (0.44)
 From net realized gain on investments and foreign
   currency transactions                               --          --          (0.17)      (0.05)
 From paid-in capital                                  (0.50)      (0.27)      (0.16)      --
  Total distributions declared to shareholders      $  (1.18)   $  (1.17)   $  (1.21)   $  (0.49)
                                                   ----------- ----------- ---------------------
 Net asset value -- end of period                   $   8.41    $   8.92    $   9.18    $   9.33
                                                   =========== =========== =====================
 Per share market value -- end of period               8.125      10.000      10.125       9.875
 Total return                                        (6.82)%      11.83%      15.77%       8.10%+
 Ratios (to average net assets)/ Supplemental dataS.:
  Expenses                                             1.05%       1.08%       1.11%       1.01%+
  Net investment income                                9.16%       9.23%       9.87%       9.91%+
 Portfolio turnover                                     535%        640%        307%         88%
 Net assets at end of period (000 omitted)          $813,978    $857,252    $873,503    $879,686

 *For the period from the commencement of investment operations, May 28, 1987 to
  November 30, 1987.
 +Annualized.
S.The investment adviser did not impose a portion of its adviser fee amounting to $0.0013 per share for the year ended November 30, 1990. If this fee had been incurred by the Trust, the ratio of expenses to average net assets and net investment income to average net assets would have been 1.07% and 9.14%, respectively.
                        See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Government Markets Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investment in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $2,681,940 was reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1996, the Trust, for federal income tax purposes, had a capital loss carryforward of $28,773,975, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002 ($28,577,312) and November 30, 2004 ($196,663).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.33% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $43,847 for the year ended November 30, 1996.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses.
The account maintenance fee is computed as follows:

Total Number of Accounts    Annual Account Fee
 ---------------------------------------------------
Less than 75,000                          $9.00
75,000 and over                           $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
 ----------------------------------------------- ---------------  --------------
U.S. government securities                        $952,597,437     998,472,203
                                                 ===============  ==============
Investments (non-U.S. government securities)      $348,729,591     374,723,857
                                                 ===============  ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                      $537,515,706
                                   ===============
Gross unrealized appreciation       $ 15,175,777
Gross unrealized depreciation         (3,759,315)
                                   ---------------
 Net unrealized appreciation        $ 11,416,462
                                   ===============


(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                              Year Ended November 30,
                             -------------------------------------------------------
                                         1996                        1995
                             ---------------------------  ---------------------------
                                Shares        Amount         Shares        Amount
 ---------------------------------------- -------------- -------------  -------------
Treasury shares reacquired     6,154,700    $40,941,119    10,013,000    $65,178,037
                             ============ ============== =============  =============

In accordance with the provisions of the Trust's prospectus, 6,154,700 shares of beneficial interest were purchased by the Trust during the year ended November 30, 1996 at an average price per share of $6.65 and a weighted average discount of 9.7% per share. The Trust repurchased 10,013,000 shares of beneficial interest during the year ended November 30, 1995 at an average price per share of $6.51 and a weighted average discount of 9.0% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Quarterly Financial Information (Unaudited)

                                                                              Net Realized and        Net Increase (Decrease)
                                                                           Unrealized Gain (Loss)     in Net Assets Resulting
Quarterly Period Ended      Investment Income     Net Investment Income        on Investments             from Operations
------------------------  ----------------------  ------------------------------------------------- --------------------------
                                           Per                    Per                        Per                        Per
Fiscal 1996                  Amount       Share      Amount      Share        Amount        Share        Amount        Share
------------------------ --------------  ------- --------------  -----------------------   ------------------------ ----------
February 29                $11,154,975    $0.13   $ 9,686,176    $0.12     $(11,159,323)    $(0.14)   $(1,473,147)     $(0.02)
May 31                      11,060,989     0.15     9,595,620     0.12      (15,304,186)     (0.19)    (5,708,566)      (0.07)
August 31                   11,084,186     0.14     9,659,873     0.13       (1,079,673)     (0.01)     8,580,200        0.11
November 30                 10,550,068     0.14     9,191,327     0.12       20,647,430       0.27     29,838,757        0.40
                         --------------  ------- --------------  -----------------------   ------------------------ ----------
                           $43,850,218    $0.56   $38,132,996    $0.49     $ (6,895,752)    $(0.07)   $31,237,244      $ 0.42
                         ==============  ======= ==============  =======================   ======================== ==========
Fiscal 1995
------------------------
February 28                $12,162,338    $0.13   $10,700,322    $0.12     $ 13,491,579     $ 0.22    $24,191,901      $ 0.35
May 31                      12,446,705     0.15    10,938,166     0.13       25,867,253       0.24     36,805,419        0.37
August 31                   11,733,564     0.15    10,233,221     0.13       (1,867,003)     (0.02)     8,366,218        0.09
November 30                 11,035,555     0.13     9,514,361     0.11       15,628,328       0.20     25,142,689        0.32
                         --------------  ------- --------------  -----------------------   ------------------------ ----------
                           $47,378,162    $0.56   $41,386,070    $0.49     $ 53,120,157     $ 0.64    $94,506,227      $ 1.13
                         ==============  ======= ==============  =======================   ======================== ==========

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1996 was $5,993.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and swap agreements. The notional or contractual amounts of these instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1996 is as follows:

Written Option Transactions

                                                           1996 Calls                      1996 Puts
                                                 ------------------------------  ------------------------------
                                                 Principal Amounts              Principal Amounts
                                                   of Contracts                    of Contracts
                                                   (000 Omitted)     Premiums     (000 Omitted)     Premiums
 -----------------------------------------------  -----------------------------  ----------------- ------------
Outstanding, beginning of period --
  Australian Dollars                                    3,672        $  23,358           8,233      $  82,283
  Deutsche Marks/British Pounds                        13,660           82,866            --              --
  Japanese Yen                                           --              --            797,000        102,122
 Options written --
  Australian Dollars                                    5,087           27,571            --              --
  Canadian Dollars                                       --              --              9,091         20,347
  Deutsche Marks/British Pounds                        12,000           53,354            --              --
  Japanese Yen                                           --              --            390,000         47,987
 Option terminated in closing transactions --
  Australian Dollars                                   (8,759)         (50,929)         (3,467)       (21,190)
  Deutsche Marks/British Pounds                       (19,660)        (109,543)           --              --
  Japanese Yen                                           --              --         (1,187,000)      (150,109)
 Options expired --
  Australian Dollars                                     --              --             (4,766)       (61,093)
  Canadian Dollars                                                                      (9,091)       (20,347)
  Deutsche Marks/British Pounds                        (6,000)         (26,677)           --              --
                                                  -----------------------------  ----------------- ------------
Outstanding, end of period                               --          $   --               --        $     --
                                                  =============================  ================= ============

Forward Foreign Currency Exchange Contracts

                                                                                        Net Unrealized
                                       Contracts to                       Contracts      Appreciation
              Settlement Date         Deliver/Receive  In Exchange for    at Value      (Depreciation)
 ----------------------------  ----- ---------------- ---------------- --------------  ----------------
Purchases        02/03/97       SEK       19,502,538     $ 2,906,970     $ 2,951,218      $ (44,248)
                 12/12/96       DEM       19,610,975      12,758,097      12,939,414       (181,317)
                                                      ---------------- --------------  ----------------
                                                         $15,665,067     $15,890,632      $(225,565)
                                                      ================ ==============  ================
Sales            12/12/96       ESP    2,438,000,402     $18,782,356     $19,196,854      $ 414,498
                 02/07/97       CHF        9,798,862       7,555,520       7,775,763        220,243
                 02/03/97       SEK       34,745,067       5,178,961       5,276,396         97,435
                 02/20/97       AUD        4,367,664       3,552,920       3,459,103        (93,817)
                                                      ---------------- --------------  ----------------
                                                         $35,069,757     $35,708,116      $ 638,359
                                                      ================ ==============  ================

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net payable of $2,112,604 at November 30, 1996.

At November 30, 1996, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

               Notional Principal      Cash Flows            Cash Flows          Unrealized
Expiration     Amount of Contract   Paid by the Trust  Received by the Trust    Appreciation
 ------------- -------------------  ------------------ ----------------------  ---------------
4/19/97         ITL 13,300,000,000    Fixed -- 8.055%    Floating -- 6M Libor     $586,312

At November 30, 1996, the Trust has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

(9) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996, the Trust owned the following restricted securities (constituting 1.74% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                        Date of
Description                                           Acquisition    Par Amount       Cost         Value
--------------------------------------------------- -------------- ------------- -------------  -------------
FHA (Kimberly Woods Project Loan), 8.25s, 2027          3/29/93      $6,265,184    $6,453,139     $6,916,512
FHA (USGI 986 Spring Hill), 10.375s, 2030               8/16/93       2,461,460     2,647,608      2,716,074
                                                                                                -------------
                                                                                                  $9,632,586
                                                                                                =============

Independent Auditors' Report

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Markets Income Trust as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Markets Income Trust at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997

MFS(R) Government Markets Income Trust

Trustees

A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.

Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott*
Senior Executive Vice President, Director and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames*
President and Director, Massachusetts
Financial Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee

Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend

Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741
                                                              MGFCE-2-1/97 78M